SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 26, 1997
(Date of earliest event reported)

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of October 1, 1997, relating to the Empire Funding Home Loan Owner Trust 1997-4, Home Loan Asset Backed Notes, Series 1997-4)


                PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
------------------------------------------------------------------------------

        Delaware          333-35653                      06-1204982
--------------------------------------------------------------------------------
(State of Incorporation) Commission File #(I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                            10019
--------------------------------------------------------------------------------
Address of principal executive offices                      (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code

ITEM 5.  Other Events

      On behalf of Empire Funding Home Loan Owner Trust 1997-4,
             Home Loan Asset-Backed Notes, Series 1997-4, a Trust created pursuant to the Sale and Servicing Agreement, dated October 1, 1997, by U.S. Bank National Association d.b.a. First Bank National Association, as Indenture Trustee for the Trust, the Indenture Trustee has caused to be filed with the Commission, the Monthly Report dated December 26, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due January 25, 2024.

A.   Monthly Report Information
     See exhibit 1

B.   Have any deficiencies occurred?  NO
          Date
          Amount

C.   Item 1:  Legal Proceeding:  NONE

D.   Item 2:  Changes in Securitie: NONE

E.   Item 4:  Submission of Matters to a Vote of Certificatholders:  NONE

F. Item 5: Other Information - form 10-Q, Part II-Items 1,2,4,5 if applicabele: NOT APPLICABLE

ITEM 7.  Financial Statements and Exhibits
    EXHIBIT NO.1
          1.  Monthly Distribution Report
                       EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-4

                                SERIES 1997-4

                        DISTRIBUTION STATEMENT
Distribution Date:           12/26/97



          Beginning                                              Ending
          Certificate    Principal    Interest    Total          Certificate
Class     Balance*       Distribution DistributionDistribution   Balance

A-1        58,161,533.34 1,664,150.09  289,357.67   1,953,507.76  56,497,383.25
A-2        71,136,000.00         0.00  424,444.80     424,444.80  71,136,000.00
A-3        29,688,000.00         0.00  175,901.40     175,901.40  29,688,000.00
A-4        32,313,000.00         0.00  196,570.75     196,570.75  32,313,000.00
A-5        15,353,000.00         0.00   98,003.32      98,003.32  15,353,000.00
X-1A      158,985,533.34 NA             59,619.58      59,619.58 157,321,383.25
X-1B       47,666,000.00 NA             17,874.75      17,874.75  47,666,000.00
X-1C       91,500,000.00 NA             34,312.50      34,312.50  91,500,000.00
M-1        45,000,000.00         0.00  273,375.00     273,375.00  45,000,000.00
M-2        19,500,000.00         0.00  120,412.50     120,412.50  19,500,000.00
B-1        18,000,000.00         0.00  115,950.00     115,950.00  18,000,000.00
B-2         9,000,000.00         0.00   66,450.00      66,450.00   9,000,000.00
Total     298,151,533.34 1,664,150.09 1,872,272.27  3,536,422.36 296,487,383.25


          Payment of LossInterest     Allocable
                     Reimbursement CarLoss
Class     Deficiency     Amount       Amount

A-1                   NA         0.00          NA
A-2                   NA         0.00          NA
A-3                   NA         0.00          NA
A-4                   NA         0.00          NA
A-5                   NA         0.00          NA
X-1A                  NA         0.00          NA
X-1B                  NA         0.00          NA
X-1C                  NA         0.00          NA
M-1                 0.00         0.00        0.00
M-2                 0.00         0.00        0.00
B-1                 0.00         0.00        0.00
B-2                 0.00         0.00        0.00
        0           0.00         0.00        0.00

                AMOUNTS PER $1,000 UNIT           Ending         Current
          Principal      Interest     Total       Certificate    Pass Through
Class     Distribution  Distribution  DistributionBalance        Interest Rate

A-1          27.73121302   4.82182420 32.55303721   941.46614309        5.77750%
A-2           0.00000000   5.96666667  5.96666667 1,000.00000000        7.16000%
A-3           0.00000000   5.92500000  5.92500000 1,000.00000000        7.11000%
A-4           0.00000000   6.08333333  6.08333333 1,000.00000000        7.30000%
A-5           0.00000000   6.38333355  6.38333355 1,000.00000000        7.66000%
X-1A      NA               0.37069015  0.37069015   978.15998636        0.45000%
X-1B      NA               0.37500000  0.37500000 1,000.00000000        0.45000%
X-1C      NA               0.37500000  0.37500000 1,000.00000000        0.45000%
M-1           0.00000000   6.07500000  6.07500000 1,000.00000000        7.29000%
M-2           0.00000000   6.17500000  6.17500000 1,000.00000000        7.41000%
B-1           0.00000000   6.44166667  6.44166667 1,000.00000000        7.73000%
B-2           0.00000000   7.38333333  7.38333333 1,000.00000000        8.86000%

          Payment of LossInterest     Allocable
                   Reimbursement  CarrLoss
Class     Amount         Amount       Amount

A-1                   NA   0.00000000          NA
A-2                   NA   0.00000000          NA
A-3                   NA   0.00000000          NA
A-4                   NA   0.00000000          NA
A-5                   NA   0.00000000          NA
X-1A                  NA   0.00000000          NA
X-1B                  NA   0.00000000          NA
X-1C                  NA   0.00000000          NA
M-1           0.00000000   0.00000000  0.00000000
M-2           0.00000000   0.00000000  0.00000000
B-1           0.00000000   0.00000000  0.00000000
B-2           0.00000000   0.00000000  0.00000000



                       EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-4
                                    PASS-THROUGH CERTIFICATES
                                SERIES 1997-4


                         Distribution Date:             12/26/97

                                      Distribution Statement
                         Sale and Servicing Agreement Dated October 1, 1997

i)   Available Collection Amount                                   3,687,969.27
      Available Distribution Amount                                3,536,422.36

ii)  Beginning and Ending Class Principal Balances               See page 1
      Beginning Pool Principal Balance                           238,750,119.24
      Ending Pool Principal Balance                              238,005,297.87


iii)  Class Factors                   Class A-1       0.96919736     0.94146614
                                      Class A-2       1.00000000     1.00000000
                                      Class A-3       1.00000000     1.00000000
                                      Class A-4       1.00000000     1.00000000
                                      Class A-5       1.00000000     1.00000000
                                      Class X-1A      0.98850699     0.97815999
                                      Class X-1B      1.00000000     1.00000000
                                      Class X-1C      1.00000000     1.00000000
                                      Class M-1       1.00000000     1.00000000
                                      Class M-2       1.00000000     1.00000000
                                      Class B-1       1.00000000     1.00000000
                                      Class B-2       1.00000000     1.00000000

iv)  Interest from Mortgagors / Master Servicer                    2,561,276.01
      Interest from Purchased Loans                                    1,272.00
      Interest from Liquidated Mortgage Loans                              0.00
      Interest from Capitalized Interest Subsequent Deposit                0.00
                                                                   2,562,548.01

      Principal Collections (Regular Installments)                   234,501.44
      Principal Collections (Curtailments and Paid in Fulls)         470,319.93
      Substitution Adjustment                                              0.00
      Principal from Liquidated Mortgage Loans                             0.00
      Principal from Purchased Loans                                  40,000.00
                                                                     744,821.37


Total Payments                                                     3,307,369.38
plus: Capitalized Interest Requirement                               377,178.35
plus: Amts remaining upon termination of Pre_funded Acct                   0.00
plus: Int. Income on Collection, Certificate, & Note Dist. Accts       3,421.54
less:  Trust Fees and Expenses                                       151,546.91
Available Distribution Amount                                      3,536,422.36

v)  Optimal Principal Balances:                                            0.00
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B-1                                                        0.00

vi)  Overcollateralization Deficiency Amount (before distribution 10,938,073.84
       Amounts distributed to the Residual Interest                        0.00




vii)  Servicing Compensation                                         149,218.82
        Indenture Trustee Fee                                          1,994.76
        Owner Trustee Fee                                                333.33


viii)  Overcollateralization Amount                                1,981,254.88
         Overcollateralization Target Amount                      12,000,000.00
         Net Loan Losses                                                   0.00
         Cumulative Net Loan Losses                                        0.00
         Allocable Loss Amount                                             0.00
         Excess Spread                                               919,328.72
                                                  Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans             240            239
weighted avg. Home Loan Int Rate of the Home Loans        14.356%        14.356%

x)  Performance information in Servicer's Monthly Remittance Report
          60 Day Delinquency Amount                                  260,366.74
          Six-Month Rolling Delinquency Average                      151,749.61
          Net Delinquency Calculation Amount                               0.00

xiii)                                               Current
                                                     Aggregate
Combination Loans                        Number    Prin Balance      Number
A)Defaulted Home Loans                          0           0.00              0
B)Liquidated Home Loans                         0           0.00              0
C)Deleted Home Loans because Defective          0           0.00              0
D)Deleted Home Loans because Defaulted          0           0.00              0



                                                      Current
                                                     Aggregate
Debt Consolidation Loans                 Number    Prin Balance      Number
A)Defaulted Home Loans                          0           0.00              0
B)Liquidated Home Loans                         0           0.00              0
C)Deleted Home Loans because Defective          0           0.00              0
D)Deleted Home Loans because Defaulted          0           0.00              0

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


                           By  /s/ James Kaufman
                           Name:  Jim Kaufman
                           Title:Assistant Vice President,
                           First National Association


Dated:       December 31, 1997